FORM OF NOTICE OF STOCK OPTION TO DIRECTORS

Lightbridge, Inc.30 Corporate DriveBurlington, MA 01803

Notice of Grant of Stock Options

Name	Option Number:	XXXXXXX
Address	Plan:	04

City, State, Zip

Effective Month, dd, yyyy, you have been granted a Stock Option to buy XXXXXX shares of Lightbridge, Inc. (the “Company”) stock at $xxxxxx per share.

The total option price of the shares granted is $XXXXXXXXXX.
Shares in each period will become fully vested on the date shown.

Initial grant vesting schedule:

In three annual equal installments beginning on the first anniversary date of the option grant.

Annual option grant vesting schedule:

Option vests in full on date of grant.

Notice, Access and Consent. By your signature and the Company’s signature below, you and the Company agree that these options are granted under and governed by the terms and conditions of the Company’s 2004 Stock Incentive Plan, as amended (the “Plan”), and the Terms and Conditions of Stock Options, both of which are incorporated herein and made a part of this document. The current Prospectus relating to the shares of Common Stock offered under the 2004 Incentive Plan, the Plan and the Terms and Conditions of Stock Options are available on the Company’s intranet website at www.inside.lightbridge.com and at www.optionslink.com and can be downloaded or printed for your convenience, or provided in written form by contacting the Company’s Human Resources Department at 30 Corporate Drive, Burlington, MA 01803, 781-359-4000. By your signature below, you consent to the delivery of those documents in the manner described herein.

Robert E. Donahue
Chief Executive Officer, Lightbridge, Inc.

Date

Employee Date